(RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

CHECK THE APPROPRIATE BOX:
/  / Preliminary Proxy Statement
/X / Definitive Proxy Statement
/  / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 / / Confidential, for use of the Commission only (Rule 14a-6(e)(2))

                   The American Funds Tax-Exempt Series I
               (Name of Registrant as Specified In Its Charter)
                           Howard L. Kitzmiller
                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

 1)  Title of each class of securities to which transaction applies:
 2)  Aggregate number of securities to which transaction applies:
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filling fee is calculated and state how it was determined):
 4)  Proposed maximum aggregate value of transaction:
 5)  Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

 1)  Amount Previously paid:
 2)  Form, Schedule or Registration Statement No.:
 3)  Filing Party:
 4)  Date Filed:

[AMERICAN FUNDS LOGO]

                                          The right choice for the long term-SM-

The American Funds
Tax-Exempt Series I
                        (A Massachusetts Business Trust)
The Tax-Exempt Fund of Maryland                  The Tax-Exempt Fund of Virginia

Special meeting of shareholders

IMPORTANT NOTICE

A special meeting of shareholders of The American Funds Tax-Exempt Series I will take place on November 21, 2002.

You don't need to attend the meeting to participate. But it's important that you take a few minutes to read the enclosed material and vote your shares. You can vote by the Internet, by telephone or by mailing your completed and signed proxy card(s) in the enclosed postage paid envelope. Unless you plan to attend the meeting in person, you must respond in one or more of these ways in order for your vote to be counted.

No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs -- which are paid for by Fund shareholders -- and will also help you avoid receiving follow-up telephone calls or mailings. Voting by the Internet or telephone lowers proxy costs even further.

We encourage you to read the attached Proxy Statement in full. Mutual funds are required to obtain shareholder approval for certain issues. As a shareholder, you have a right to vote on these issues.

IMPORTANT VOTING INFORMATION INSIDE.

The American Funds Tax-Exempt Series I
                        (A Massachusetts Business Trust)
The Tax-Exempt Fund of Maryland-Registered Trademark- The Tax-Exempt Fund of Virginia-Registered Trademark-

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER 21, 2002

TO THE SHAREHOLDERS OF THE AMERICAN FUNDS TAX-EXEMPT SERIES I:

A special meeting of Shareholders of The American Funds Tax-Exempt Series I (the "Trust"), consisting of two separate series of shares of beneficial interest, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (the "Fund" or "Funds"), will be held at 1101 Vermont Avenue, NW, Suite 800, Washington DC 20005, on Thursday, November 21, 2002 at 3:00 p.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

1. Election of a Board of 9 Trustees;

2A - 2F. Approval of the elimination or revision of certain of the Fund's
  Fundamental Investment Restrictions;

3. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountant for the Funds for the fiscal year ending July 31, 2003; and

4. Such other matters as may properly come before the meeting.

The Board of Trustees has fixed the close of business on September 23, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES. YOU MAY REVOKE IT AT ANY TIME BEFORE ITS USE. IF YOU SIGN IT YOU WILL STILL BE ABLE TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Trustees,

Howard L. Kitzmiller
Secretary

September 23, 2002

IMPORTANT
You can help the Fund avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly voting your shares by mail, telephone or the Internet. If voting by mail, please mark, sign, date and return the enclosed proxy card so that the necessary quorum may be represented at the meeting. The enclosed envelope requires no postage if mailed in the United States. To vote by telephone or the Internet, please follow the instructions that appear on the enclosed insert.

The American Funds Tax-Exempt Series I
                        (A Massachusetts Business Trust)
The Tax-Exempt Fund of Maryland                  The Tax-Exempt Fund of Virginia

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER 21, 2002

The enclosed proxy is solicited by the Board of Trustees of The American Funds Tax-Exempt Series I (the "Trust") in connection with the special meeting of shareholders (the "Meeting") to be held at 1101 Vermont Avenue, NW, Suite 800, Washington, DC 20005, on Thursday, November 21, 2002 at 3:00 p.m.

If you complete and sign the enclosed proxy card in time to be voted at the meeting, your shares will be voted exactly as you instruct. If you simply sign the proxy card, without otherwise completing it, your shares will be voted for the below nominated trustees and in favor of all proposals. You can revoke a proxy card before its exercise, either by filing with the Trust a written notification of revocation, by delivering a duly executed proxy card bearing a later date, or by attending the Meeting and voting in person. Shareholders who return proxies marked as abstaining from voting on one or more of the proposals are treated as being present at the Meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). Broker "non-votes" (I.E. proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote the shares) will be treated as abstentions. This Proxy Statement and proxy card were first mailed to shareholders on or about October 7, 2002.

The Trust consists of two separate series of shares of beneficial interest, The Tax-Exempt Fund of Maryland (the "Maryland Fund" or "Fund") and The Tax-Exempt Fund of Virginia (the "Virginia Fund" or "Fund"). Except where the context indicates otherwise, all references herein to the "Fund" apply to each of the two funds. The Fund issues five classes of shares of beneficial interest -- Class A, Class B, Class C, Class F and Class R-5.

                                        The American Funds Tax-Exempt Series I 1

At the close of business on September 23, 2002, the record date fixed by the Board of Trustees for the determination of shareholders entitled to vote at the Meeting, the following were the outstanding share balances for the five classes of shares:


                                          MARYLAND  VIRGINIA
---------------------------------------------------------------
Class A shares                          9,244,718   10,755,426
---------------------------------------------------------------
Class B shares                            773,757      457,065
---------------------------------------------------------------
Class C shares                            424,336      593,699
---------------------------------------------------------------
Class F shares                            154,565       89,932
---------------------------------------------------------------
Class R-5 shares                          196,875      119,913
---------------------------------------------------------------

Each share is entitled to one vote. Class A, B, C, F and R-5 shares of each Fund will vote together on all proposals. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund.

With respect to the election of Trustees (Proposal 1), the nine nominees receiving the highest number of votes will be elected, provided a quorum is present. For that Proposal and Proposal 3, the votes of the Maryland Fund and the Virginia Fund are combined. The vote required to approve the recommended changes to the Fund's fundamental investment restrictions (Sub-Proposals 2A though 2F) is the affirmative vote for each Fund of the lesser of (a) 67% or more of all shares present and entitled to vote at the meeting, provided the holders of more than 50% of all outstanding shares are present or represented by proxy, or (b) more than 50% of all outstanding shares on the record date. The vote required to ratify the Board's selection of Independent Accountants (Proposal 3) is the affirmative vote of a majority of all shares present in person or represented by proxy.

If sufficient votes are not received by the Meeting date to approve any proposal or to establish a quorum, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

The results of all matters addressed at the Meeting will be reported in the next printed report to shareholders.

PROPOSAL 1: ELECTION OF TRUSTEES

Nine Trustees are to be elected at the Meeting, each to hold office until the next meeting or until a successor is elected and qualified. Because we do not expect meetings of shareholders to be held each year, the Trustees' terms will be indefinite in length.

Cyrus A. Ansary, James H. Lemon, Jr., Harry J. Lister and T. Eugene Smith were elected by shareholders at the last shareholder meeting on November 22, 1988. James C. Miller III and Margita E. White were elected by the Board of Trustees effective

2 The American Funds Tax-Exempt Series I

May 17, 2000. Daniel J. Callahan III, Jeffrey L. Steele and Leonard P. Steuart, II have been nominated by the Board of Trustees. Mr. Steele is currently President of the Trust. Current trustees Mr. Hartwell and Mr. Yeonas will not stand for reelection.

Each of the nominees has agreed to serve as a trustee if elected. If any unforeseen event prevents one or more of the nominees from serving as a trustee, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons as the Board of Trustees shall recommend.

The table below sets forth certain information regarding the nominees. Each of the nominees who is classified as an "interested person" is considered an "interested person" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of his affiliation with Washington Management Corporation (the "Business Manager"), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated.

                                        The American Funds Tax-Exempt Series I 3

                          TRUSTEE/NOMINEE INFORMATION


                                                                      NUMBER OF
                                                                     PORTFOLIOS(2) IN
NAME                  YEAR FIRST                                     FUND COMPLEX
POSITION WITH TRUST   ELECTED A               PRINCIPAL              OVERSEEN BY                OTHER DIRECTORSHIPS(3)
AGE                   TRUSTEE               OCCUPATION(1)            TRUSTEE/NOMINEE           HELD BY TRUSTEE/NOMINEE
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Cyrus A. Ansary         1986       President, Investment Services              3           JPMorgan Value Opportunities
Trustee                            International Co., LLC(4)                               Fund
68
---------------------------------------------------------------------------------------------------------------------------
Daniel J. Callahan      --         Vice Chairman and Treasurer, The            3           JPMorgan Value Opportunities
III                                Morris & Gwendolyn Cafritz                              Fund
Nominee                            Foundation
70
---------------------------------------------------------------------------------------------------------------------------
James C. Miller III     2000       Chairman, CapAnalysis Group(5);             3           JPMorgan Value Opportunities
Trustee                            Former Counselor, Citizens for a                        Fund
60                                 Sound Economy                                           Atlantic Coast Airline
---------------------------------------------------------------------------------------------------------------------------
T. Eugene Smith         1986       President, T. Eugene Smith                  3           JPMorgan Value Opportunities
Trustee                            Inc.(6)                                                 Fund
72
---------------------------------------------------------------------------------------------------------------------------
Leonard P. Steuart,      --        Vice President, Steuart                     3           JPMorgan Value Opportunities
II                                 Investment Company(7)                                   Fund
Nominee
67
---------------------------------------------------------------------------------------------------------------------------
Margita E. White        2000       Retired President, Association              3           JPMorgan Value Opportunities
Trustee                            for Maximum Service                                     Fund
65                                 Television, Inc.                                        Leitch Technology Corporation
---------------------------------------------------------------------------------------------------------------------------

4 The American Funds Tax-Exempt Series I

                          TRUSTEE/NOMINEE INFORMATION


                                                                 NUMBER OF
NAME                                                            PORTFOLIOS(2) IN
POSITION WITH    YEAR FIRST                                     FUND COMPLEX
TRUST            ELECTED A               PRINCIPAL              OVERSEEN BY                OTHER DIRECTORSHIPS(3)
AGE              TRUSTEE               OCCUPATION(1)            TRUSTEE/NOMINEE           HELD BY TRUSTEE/NOMINEE
----------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES
James H. Lemon,     1986      Chairman and Chief Executive                3           JPMorgan Value Opportunities
Jr.                           Officer, The Johnston- Lemon                            Fund
Chairman &                    Group, Incorporated(8)
Trustee
66
----------------------------------------------------------------------------------------------------------------------
Harry J. Lister     1986      Director and President,                     3           JPMorgan Value Opportunities
Vice Chairman &               Washington Management                                   Fund
Trustee                       Corporation
66
----------------------------------------------------------------------------------------------------------------------
Jeffrey L.          --        Director and Executive Vice                 3           JPMorgan Value Opportunities
Steele                        President, Washington Management                        Fund
President &                   Corporation;
Nominee                       Former Partner, Dechert Price
57                            and Rhoads
----------------------------------------------------------------------------------------------------------------------

(1) Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during the period.
(2) This number reflects the total number of separate portfolios that a Trustee/Nominee would oversee once elected. In each instance where a Trustee/Nominee of the Trust serves on another fund affiliated with The American Funds Group, such service is as a Director of Washington Mutual Investors Fund.
(3) This includes all directorships (other than those in The American Funds Group) that are held by each Trustee/Nominee as a director of a public company or registered investment company.
(4) The principal business of Investment Services International, LLC is a holding company for various operating entities.
(5) The principal business of CapAnalysis Group is economic, financial and regulatory expertise.
(6) The principal business of T. Eugene Smith, Inc. is real estate consulting, planning and development.
(7) The principal business of Steuart Investment Company is real estate investment and operation.
(8) The principal business of The Johnston-Lemon Group, Incorporated is a financial services holding company.

THE ADDRESS FOR ALL TRUSTEES IS THE OFFICE OF THE TRUST, 1101 VERMONT AVENUE, SUITE 600, WASHINGTON, DC 20005.

                                        The American Funds Tax-Exempt Series I 5

                    TRUSTEE COMPENSATION AND FUND OWNERSHIP


                                                      AGGREGATE COMPENSATION(1)
                                                      (INCLUDING VOLUNTARILY
                                                      DEFERRED COMPENSATION)(2)
                      AGGREGATE COMPENSATION(1)       FROM ALL FUNDS ADVISED
                      (INCLUDING VOLUNTARILY          BY CAPITAL RESEARCH AND                   AGGREGATE DOLLAR RANGE(3)
                      DEFERRED COMPENSATION)(2)       MANAGEMENT COMPANY                             OF FUND SHARES
                      FROM THE TRUST DURING           OR ITS AFFILIATES DURING                         OWNED AS OF
                      FISCAL YEAR ENDED               FISCAL YEAR ENDED                            SEPTEMBER 23, 2002
NAME                    JULY 31, 2002                   JULY 31, 2002                      MD FUND                 VA FUND
-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

Cyrus A. Ansary                   $4,500                         $63,500              $50,001 - $100,000            None
-----------------------------------------------------------------------------------------------------------------------------------
Daniel J. Callahan
III                               None(4)                         62,000                     None                   None
-----------------------------------------------------------------------------------------------------------------------------------
James C. Miller III                4,500                          62,500              $10,001 - $50,000       $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------------------
T. Eugene Smith                    4,500                          63,000                     None               Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Leonard P. Steuart,
II                                None(4)                         61,000                     None                   None
-----------------------------------------------------------------------------------------------------------------------------------
Margita E. White                   4,000                          64,000                     None                   None
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

James H. Lemon, Jr.               None(5)                           None                Over $100,000           Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Harry J. Lister                   None(5)                           None                     None               Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Steele                 None(5)                           None              $10,001 - $50,000             None
-----------------------------------------------------------------------------------------------------------------------------------


                      AGGREGATE DOLLAR RANGE(3)
                         OF SHARES OWNED IN
                         ALL FUNDS OVERSEEN
                        BY TRUSTEE OR NOMINEE
                         WITHIN THE AMERICAN
                         FUNDS FAMILY AS OF
NAME                     SEPTEMBER 23, 2002
-------------------------------------------------------------------------

INDEPENDENT TRUSTEES

Cyrus A. Ansary             Over $100,000
--------------------
Daniel J. Callahan
III                         Over $100,000
--------------------
James C. Miller III         Over $100,000
--------------------
T. Eugene Smith             Over $100,000
--------------------
Leonard P. Steuart,
II                          Over $100,000
--------------------
Margita E. White            Over $100,000
--------------------

INTERESTED TRUSTEES

James H. Lemon, Jr.         Over $100,000
--------------------
Harry J. Lister             Over $100,000
--------------------
Jeffrey L. Steele           Over $100,000
--------------------

(1) Each of the Funds currently pays each "independent" Trustee a fee of $750 per annum plus $250 for each Board of Trustees meeting attended and $250 for each Committee meeting attended as a member of a Committee of the Board of Trustees.
(2) Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the Trust in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustees. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund until paid to the Trustee.
(3) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; over $100,000.
(4) Daniel J. Callahan and Leonard P. Steuart are Nominees for election as Trustees and, therefore, have not yet received any compensation.
(5) No compensation is paid by the Trust to any Trustee who is affiliated with the Business Manager.

6 The American Funds Tax-Exempt Series I

The Trust has an Audit Committee composed of four trustees who are not considered "interested persons" of the Trust within the meaning of the 1940 Act ("independent trustees"): Cyrus A. Ansary, James C. Miller III, T. Eugene Smith (Chairman) and Stephen G. Yeonas. The function of the Committee is the oversight of the Trust's accounting and financial reporting policies. The Committee acts as a liaison between the Trust's independent auditors and the full Board of Trustees.

The Trust has a Governance Committee composed of Cyrus A. Ansary (Chairman) and all other independent trustees. The Committee's functions include reviewing all contracts and agreements with the Trust, as required by the 1940 Act and the rules thereunder. The Committee reports its recommendations to the full Board of Trustees. In addition, the Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. The Committee also evaluates, selects and nominates candidates for independent trustees to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the Trust, c/o the Trust's Secretary, and must be accompanied by complete biographical and occupation data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

There were four Board of Trustees meetings and two committee meetings (one Audit Committee and one Governance Committee) during the fiscal year ended July 31, 2002. All current Trustees attended more than 80% of all Board meetings and meetings of the Committees of which they were members.

                                        The American Funds Tax-Exempt Series I 7

                              OTHER TRUST OFFICERS


NAME                                                                                                    OFFICER
POSITION WITH TRUST(1)                                                  PRINCIPAL                       CONTINUOUSLY
AGE                                                                   OCCUPATION(2)                      SINCE
---------------------------------------------------------------------------------------------------------------------
Howard L. Kitzmiller                                Director, Senior Vice President, Secretary and          1986
Senior Vice President, Secretary and Treasurer      Assistant Treasurer, Washington Management
72                                                  Corporation
---------------------------------------------------------------------------------------------------------------------
Lois A. Erhard                                      Vice President, Washington Management Corporation       1988
Vice President
50
---------------------------------------------------------------------------------------------------------------------
Michael W. Stockton                                 Vice President, Assistant Secretary and Assistant       1996
Assistant Vice President,                           Treasurer, Washington Management Corporation
Assistant Secretary and
Assistant Treasurer
35
---------------------------------------------------------------------------------------------------------------------
J. Lanier Frank                                     Assistant Vice President,                               1998
Assistant Vice President,                           Washington Management Corporation
41
---------------------------------------------------------------------------------------------------------------------
Ashley L. Shaw(3)                                   Assistant Secretary, Washington Management              2000
Assistant Secretary                                 Corporation; Former Attorney/Law Clerk
33
---------------------------------------------------------------------------------------------------------------------

(1) Officers hold office until their respective successors are elected, or until they resign or are removed.
(2) Reflects principal occupation and principal employment during the past five years. Corporate positions may have changed during the period.
(3)  Ashley L. Shaw is the daughter of James H. Lemon, Jr.

No officer, director or employee of the Trust's Business Manager or Investment Adviser or their affiliates received any remuneration from the Trust. All Trustees and Officers as a group owned beneficially less than 1% of shares of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia outstanding on September 23, 2002.

THE ADDRESS FOR ALL OFFICERS IS THE OFFICE OF THE TRUST, 1101 VERMONT AVENUE, SUITE 600, WASHINGTON DC, 20005.

8 The American Funds Tax-Exempt Series I

PROPOSAL 2:  APPROVAL OF THE ELIMINATION OR REVISION OF
CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
(THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 2A THROUGH 2F)

                               Proposal Overview

Each Fund is subject to investment restrictions which establish percentage and other limits that govern the Fund's investment activities. Under the Investment Company Act of 1940 (the "1940 Act"), investment restrictions relating to certain activities are required to be "fundamental" which means that any changes to the restrictions require shareholder approval. Investment companies, including the Fund, are permitted to designate additional restrictions as "fundamental." They may also adopt "non-fundamental" investment restrictions, which may be changed by the Trust's Board of Trustees without shareholder approval.

Some of the Fund's existing fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements that have changed or no longer exist. As a result, a number of fundamental restrictions are no longer required to be fundamental, and some previously required restrictions are no longer required at all. With the passage of time, the development of new practices and changes in regulatory standards, management believes certain fundamental restrictions ought to be eliminated, revised or reclassified as non-fundamental.

The Board of Trustees, together with Trust management and the investment adviser, have analyzed the current fundamental investment restrictions of the Fund, and have concluded certain restrictions should be eliminated or revised.

The proposed changes to the investment restrictions have been designed to maintain important investor protections while providing flexibility to respond to future legal, regulatory and market changes. By reducing the number of policies that can be changed only by shareholder vote, the Board of Trustees and the Fund will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Trust will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that the Board may consider desirable. Of course, any change in the Fund's investment restrictions would be approved by the Board and reflected in the Fund's prospectus or other offering documents.

IMPORTANTLY, THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVE OF YOUR FUND, WHICH REMAINS UNCHANGED. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                                        The American Funds Tax-Exempt Series I 9

The text of each proposed change to the Fund's fundamental investment restrictions is set forth below within the relevant Sub-Proposals. Shareholders are asked to review each change, and may vote for any or all of the changes that are the subject of this proposal.

If the proposed changes are approved by the Fund's shareholders, the Fund's prospectus and statement of additional information will be revised, as appropriate, to reflect those changes.

RESTRICTIONS PROPOSED TO BE ELIMINATED

None of the following investment restrictions is required under the 1940 Act. Many were originally adopted in response to State law restrictions or interpretations that no longer apply to the Fund. Therefore, in order to increase the ability of Fund management to manage the Fund's assets effectively and efficiently in response to market and regulatory change, it is proposed that these investment restrictions, which are currently listed as fundamental, be eliminated. Further explanations pertaining to specific restrictions are set forth below.

2A. PLEDGING ASSETS

The current restriction on pledging of assets is no longer required by any applicable law and might in certain circumstances interfere with the Fund's ability to borrow temporarily for extraordinary or emergency purposes or to respond to an unusual development that warranted pledging assets. The Fund's current borrowing limits of 5% of total assets would remain unchanged; accordingly, the Fund does not anticipate the need to pledge assets in any significant amount.

    CURRENT TEXT

    [The Fund may not]...mortgage, pledge, or hypothecate its assets, except in an amount up to 10% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes.

2B. AFFILIATED OWNERSHIP

The current restriction on ownership of securities if officers or Trustees also own the securities was once required by certain state laws but is no longer. Moreover, the purposes intended to be served by this restriction are covered today by the Fund's Code of Ethics and by separate provisions of the 1940 Act.

    CURRENT TEXT

    [The Fund may not]...purchase or retain the securities of any issuer, if, to the knowledge of the fund, those individual officers and Trustees of the Trust, its Investment Adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of the issuer.

10 The American Funds Tax-Exempt Series I

2C. UNSEASONED ISSUERS

The current restrictions on investment in issuers that have not been in continuous operation for three years was required by certain state laws but is no longer required. Elimination of this restriction will provide the Fund with greater investment flexibility, subject to its investment objectives and policies. Retaining such a restriction, could, among other things, preclude the Fund from making otherwise attractive investments, such as certain forms of municipal securities that may be considered unseasoned. While a restriction of this type may be appropriate for certain companies in private enterprise, it is overly restrictive for municipalities and other government issuers of securities.

    CURRENT TEXT

    [The Fund may not]...invest more than 5% of the value of the fund's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors, except those issued or guaranteed by the U.S. Government or its agencies of instrumentalities, or municipal bonds rated at least "A" by either Moody's Investors
    Service, Inc. or Standard & Poor's Corporation.

RESTRICTION PROPOSED TO BE REVISED

2D. DIVERSIFICATION

The current fundamental investment restriction regarding the Fund's diversification includes a restriction that, as to 75% of the value of the fund's total assets, the fund may not hold more than 10% of any class of securities of any one issuer. The limitation with respect to any class of securities of any one issuer is not part of the diversification test under the 1940 Act, and is not required under the 1940 Act. It may unnecessarily impair the Fund's ability to invest under certain circumstances. Accordingly, the Fund is proposing to amend its diversification requirement to conform it to the requirements of the 1940 Act.

    CURRENT TEXT

    [The Fund may not...] invest more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of any class of securities of any one issuer (for this purpose all indebtedness of an issuer should be deemed a single class), provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

    PROPOSED TEXT

     [The Fund may not...] invest in more than 10% of the outstanding voting securities of any issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this

                                       The American Funds Tax-Exempt Series I 11
    limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, securities of other investment companies or cash and cash items.

RESTRICTIONS PROPOSED TO BE REVISED AND RECLASSIFIED AS NON-FUNDAMENTAL

2E. RESTRICTED / ILLIQUID SECURITIES

The Fund has a fundamental policy prohibiting the acquisition of "restricted securities" (securities with legal or contractual limits on transfer) and a separate policy covering illiquid securities. Neither of these restrictions is required to be fundamental under the 1940 Act. Mutual funds are not, however, permitted to invest more than 15% of their assets in illiquid securities because such securities may be difficult to sell in order to meet, on a timely basis, redemption requests and may be difficult to value accurately in the absence of actual purchases and sales. In general, the Securities and Exchange Commission
(SEC) defines an illiquid security as one which cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. By making the Fund's policy on illiquid securities non-fundamental and conforming its wording to current SEC policy, the Fund will be able to respond more quickly to market and regulatory developments because no shareholder vote will be required to redefine what types of securities may be deemed illiquid or to otherwise change the Fund's policy to conform to new legal requirements. Although the Fund has not purchased illiquid securities in the past, increasing the Fund's limit on illiquid securities from 10% to 15% of net assets (as permitted by SEC requirements) will afford somewhat greater investment flexibility, should the need ever arise to purchase such securities.

    CURRENT TEXT

    [The Fund may not]...enter into any repurchase agreement maturing in more than seven days (unless subject to a demand feature of seven days or less) if any such investment, together with any illiquid securities held by the fund, exceeds 10% of the value of its total assets.

    CURRENT TEXT

    [The Fund may not]...acquire securities subject to legal or contractual restrictions on disposition.

    PROPOSED TEXT OF NEW NON-FUNDAMENTAL INVESTMENT RESTRICTION

    The Fund may not invest more than 15% of the value of its net assets in illiquid securities.

12 The American Funds Tax-Exempt Series I

2F. PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES

Although the Fund is not likely to make such investments, the proposed revision would allow the Fund to invest to a limited degree in entities falling within the technical definition of an investment company. On occasion, certain issuers in various lines of business, primarily financial, may fall within this definition but otherwise represent attractive investment opportunities, consistent with the Fund's investment objective. In addition when liquid, short-term municipal securities are in short supply, but are needed by the Fund, it may be advantageous to purchase shares of another mutual fund which invests in such securities. The current restriction originally addressed certain anti-pyramiding concerns which are today addressed by the 1940 Act which permits funds to invest in other mutual funds subject to various limitations. The Fund believes that the 1940 Act provides appropriate limitations and that the current prohibition is overly restrictive.

    CURRENT TEXT

    [The Fund may not]...purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

    PROPOSED TEXT OF NEW NON-FUNDAMENTAL INVESTMENT RESTRICTION

    [The Fund may not]...invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS SET OUT IN SUB-PROPOSALS 2A-2F.

PROPOSAL 3: RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING JULY 31, 2003.

Shareholders are requested to ratify the selection by the Board of Trustees (including all of the trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act) of PricewaterhouseCoopers LLP ("PwC") to act as independent public accountants for the Trust for the fiscal year ending July 31, 2003. PwC has served as the Trust's independent public accountant since the Trust's inception. No representative of PwC is expected to attend the meeting of shareholders.

The Audit Committee of the Board of Trustees of the Trust, composed exclusively of independent trustees, has discussed with PwC representatives the independence of PwC from the Trust and its management, including the matters disclosed in the letter from PwC required by the Independence Standards Board Standard No.1, and also considered whether the provision of non-audit services described below is compatible with maintaining their independence.

                                       The American Funds Tax-Exempt Series I 13

The aggregate fees billed by PwC to the Trust and certain other entities during the Trust's fiscal year ended July 31, 2002 are set forth below:

AUDIT FEES: The aggregate fees billed to the Trust by PwC for professional services rendered for the audit of the Trust's annual financial statements during the fiscal year ended July 31, 2002 were $41,600.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: PwC did not provide any professional services relating to financial information systems design and implementation to the Trust or any entity affiliated with the Fund during the period.

ALL OTHER FEES: The aggregate fees billed by PwC for all other professional services rendered to the Trust during the period were $5,600. These fees relate to preparation of state and federal tax returns.

The aggregate fees billed by PwC to the Trust's investment adviser (and its affiliates which provide services to the Trust) for other professional services during the period were $6,194,000. These fees relate primarily to assistance with two information technology projects (managed by an affiliate of the investment adviser) supporting human resource administration and customer relations for entities other than the Fund. These projects were initiated and paid for by the Fund's adviser or its affiliates. The Fund's Adviser and its affiliates provide various services to all of the mutual funds in The American Funds Group.

The amounts shown above do not include amounts paid for audit and non-audit services (including tax services) rendered to other mutual funds within the American Funds. Billings for theses services during the Trust's fiscal year ended July 31, 2002 totaled $1,066,000

PwC renders audit and audit related services on a global basis to certain affiliates of the investment adviser's parent company. Aggregate billings for these services totaled approximately $80,000 during the Trust's fiscal year ended July 31, 2002.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF PRICEWATERHOUSECOOPERS, LLP.

OTHER MATTERS

Neither the persons named in the enclosed proxy nor the Board of Trustees is aware of any matters that will be presented for action at the meeting other than the matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares they represent a discretionary authority to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the Trust, the Funds and Fund shareholders.

14 The American Funds Tax-Exempt Series I

SHAREHOLDER PROPOSALS

Any shareholder proposals for inclusion in proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Trust, at the Trust's principal executive offices, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

Under the laws of Massachusetts, where the Trust is registered as a business trust, and the Trust's Declaration of Trust and By-Laws, the Trust is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, the Trust does not expect to hold shareholders' meetings on a regular basis and any shareholder proposal received may not be considered until such a meeting is held.

                                       The American Funds Tax-Exempt Series I 15

GENERAL INFORMATION

Washington Management Corporation is the Business Manager to the Trust and is located at 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005. Capital Research and Management Company is the Investment Adviser to the Trust and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the Principal Underwriter of the Trust's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The enclosed Proxy is solicited by and on behalf of the Board of Trustees of the Trust. The Trust will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to the solicitation by mail, certain officers and Trustees of the Trust, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO VOTE THEIR SHARES BY MAIL, TELEPHONE OR THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. TO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET, PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

You may obtain a copy of the Trust's most recent Annual Report, without charge, by writing to the Secretary of the Trust at 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt.

By order of the Board of Trustees,

Howard L. Kitzmiller
Secretary

September 23, 2002

16 The American Funds Tax-Exempt Series I

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
[AMERICAN FUNDS LOGO]

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THE CAPITAL GROUP COMPANIES
American Funds   Capital Research and Management  Capital International  Capital
                        Guardian  Capital Bank and Trust


                                     PROXY CARD
                     THE AMERICAN FUNDS TAX-EXEMPT SERIES I
                         THE TAX-EXEMPT FUND OF VIRGINIA

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
      FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 21, 2002


A special meeting of Shareholders of The American Funds Tax-Exempt Series I (the "Trust"), consisting of two separate series of shares of beneficial interest, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (the "Fund" or "Funds"), will be held at 1101 Vermont Avenue, NW, Suite 800, Washington DC 20005, on Thursday, November 21, 2002 at 3:00 p.m., local time.

Please execute, sign and return this proxy. When properly executed, it will be voted exactly as you instruct. If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposals.

                     VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836

                     CONTROL NUMBER:  999 9999 999

                                   PROXY CARD
                     THE AMERICAN FUNDS TAX-EXEMPT SERIES I
                         THE TAX-EXEMPT FUND OF VIRGINIA

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
      FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 21, 2002


A special meeting of Shareholders of The American Funds Tax-Exempt Series I (the "Trust"), consisting of two separate series of shares of beneficial interest, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (the "Fund" or "Funds"), will be held at 1101 Vermont Avenue, NW, Suite 800, Washington DC 20005, on Thursday, November 21, 2002 at 3:00 p.m., local time.

Please execute, sign and return this proxy. When properly executed, it will be voted exactly as you instruct. If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposals.

                          VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836

                          CONTROL NUMBER:  999 9999 999



                                                        CAPITAL BANK AND TRUST
                                                        COMPANY AS TRUSTEE
                                                        AUTHORIZED OFFICER

                                   PROXY CARD
                     THE AMERICAN FUNDS TAX-EXEMPT SERIES I
                         THE TAX-EXEMPT FUND OF MARYLAND

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
      FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 21, 2002


A special meeting of Shareholders of The American Funds Tax-Exempt Series I (the "Trust"), consisting of two separate series of shares of beneficial interest, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (the "Fund" or "Funds"), will be held at 1101 Vermont Avenue, NW, Suite 800, Washington DC 20005, on Thursday, November 21, 2002 at 3:00 p.m., local time.

Please execute, sign and return this proxy. When properly executed, it will be voted exactly as you instruct. If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposals.

                         VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836

                         CONTROL NUMBER:  999 9999 999

                                   PROXY CARD
                     THE AMERICAN FUNDS TAX-EXEMPT SERIES I
                         THE TAX-EXEMPT FUND OF MARYLAND

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
      FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 21, 2002


A special meeting of Shareholders of The American Funds Tax-Exempt Series I (the "Trust"), consisting of two separate series of shares of beneficial interest, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (the "Fund" or "Funds"), will be held at 1101 Vermont Avenue, NW, Suite 800, Washington DC 20005, on Thursday, November 21, 2002 at 3:00 p.m., local time.

Please execute, sign and return this proxy. When properly executed, it will be voted exactly as you instruct. If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposals.

                          VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836

                          CONTROL NUMBER:  999 9999 999



                                                        CAPITAL BANK AND TRUST
                                                        COMPANY AS TRUSTEE
                                                        AUTHORIZED OFFICER

                     THE AMERICAN FUNDS TAX-EXEMPT SERIES I

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.       Election of Trustees:            FOR           WITHHOLD        FOR ALL
                                          ALL           ALL             EXCEPT
01  Cyrus A. Ansary
02   James H. Lemon, Jr.
03   Harry J. Lister
04  T. Eugene Smith
05   James C. Miller III
06   Margita E. White
07  Daniel J. Callahan III
08   Jeffrey L. Steele
09   Leonard P. Steuart, II

     To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.

     ______________________________________________________________________
     ______________________________________________________________________

2.   Approval  of  the   elimination  or  revision  of  certain  of  the  Fund's
     Fundamental Investment Restrictions:
                                        FOR             AGAINST         ABSTAIN

     A.  Pledging Assets
     B.  Affiliated Ownership
     C.  Unseasoned Issuers
     D.  Diversification
     E.  Restricted /
         Illiquid Securities
     F.  Purchasing Securities of
         Other Investment Companies

                                        FOR             AGAINST         ABSTAIN
3.   Ratification of the selection of
     PricewaterhouseCoopers LLP as
     Independent Public Accountant
     for the fiscal year ending
     July 31, 2003.




                                    IMPORTANT
    Shareholders can help the Fund avoid the necessity and expense of sending follow-up letters by promptly signing and returning this Proxy.
             PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING